CleanSpark Reports Third Quarter FY2022 Financial Results

Third quarter revenue of $31.0 million, net GAAP loss of $(29.3) million and Adjusted EBITDA of $15.2 million; Mined 964 Bitcoin and Increased Hashrate by 22%; Increases 2023 Year-end Hashrate Guidance to 22.4 EH/s

LAS VEGAS, August 9, 2022 – CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), America’s Bitcoin Miner™, today reported financial results for the three and nine months ended June 30, 2022.

“CleanSpark continued to grow by mining a record number of bitcoin and substantially increasing our hashrate,” said Zach Bradford, Chief Executive Officer. “We are optimizing uptime and maximizing profits with our wholly owned locations. We have also made efficient use of our capital by putting new miner purchases to work quickly. Despite macroeconomic headwinds, our results demonstrate the resiliency of our strategy, and we expect to grow in what is otherwise a bear market.”

Bradford continued: “In line with our strategy to make CleanSpark a top five publicly traded miner, today we announced two transformative matters. Foremost, we have entered into an asset purchase agreement for the acquisition of a third wholly owned facility, located in Washington, GA. This new facility has 86MW of total capacity, 36MW of which is online and available immediately. An additional 50MW is expected to be available in 2023. We are also announcing that CleanSpark is formally selling its energy business assets. We are now a pure play bitcoin miner. These two announcements represent the closing of one chapter and the opening of another, and I look forward to where our strategic direction is taking us.”

“The importance of our Adjusted EBITDA margins is not to be overlooked,” said Gary A. Vecchiarelli, CFO. “Our Adjusted EBITDA for the third quarter was approximately $15 million, which represents margins on revenue of 49%. These are great margins and why we are in the bitcoin mining business. Furthermore, our decision to divest energy assets will allow us to focus our time, people, and resources on our core business.”

In connection with the decision to classify its energy business assets as “held for sale,” the Company has met the accounting criteria for the energy business to be classified as discontinued operations. All results and comparisons for the periods reported are presented on a continuing operations basis with the energy business reported as discontinued operations in certain statements and schedules accompanying this report.

Q3 Financial Highlights

Financial Results for the Three Months Ended June 30, 2022

•
Revenues for the quarter grew to $31.0 million, an increase of 22.0 million, or 243%, from $9.0 million for the same prior year period.
•
The Company recognized a net loss for the three months ended June 30, 2022, of $(29.3) million increased 76% compared to $(16.7) million for the same prior year period.

•
Adjusted EBITDA1 increased to $15.2 million, reversing negative Adjusted EBITDA1 of $(1.7) million from the same prior year period.
•
The Company also saw sequential revenues decrease in the third quarter compared to the previous quarter. Revenues decreased $6.2 million, or 17%, from the second quarter. Net loss for the third quarter was $(29.3) million, increasing $29.1 million from the second quarter net loss of $(0.2). Adjusted EBITDA1 was $15.2 million, decreasing 30% from $21.6 million in the second quarter.

In connection with the reclassification of its energy business as discontinued operations, CleanSpark has recorded an impairment charge of ($10.6) million, which is included in the line item “loss from discontinued operations” in the consolidated statements of operations and comprehensive loss.

Balance Sheet Highlights as of June 30, 2022

Assets

•
Cash: $2.7 million
•
Digital Currency: $10.5 million
•
Total Current assets: $29.4 million
•
Total Mining assets (including prepaid deposits & deployed miners): $357.4 million
•
Total Assets: $411.1 million

Liabilities and Stockholders’ Equity

•
Current Liabilities: $20.0 million
•
Total Liabilities: $34.2 million
•
Total Stockholders’ Equity: $376.9 million

The Company had working capital of $9.5 million and $18.3 million of debt as of June 30, 2022.

Investor Conference Call and Webcast

The Company will hold its third quarter 2022 earnings presentation and business update for investors and analysts today, August 9, 2022, at 1:30 p.m. PST/4:30 p.m. EST.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company’s website following the call.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner™. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we began applying that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America's Best Small Company and holds the 44th spot on the Financial Times' List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release, but are not limited to statements regarding our future results of operations and financial position, industry and business trends, equity compensation, business strategy, plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Non-GAAP Measures

Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time.

The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results.

We are providing supplemental financial measures for (i) non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations; and (ii) non-GAAP Adjusted EBITDA that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions.

We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors.

We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

	June 30, 2022 (Unaudited)	September 30, 2021
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$2,661,682	$18,040,327
Accounts receivable, net	102,781	307,067
Inventory	—	79,811
Prepaid expense and other current assets	3,734,586	2,137,803
Digital currency	10,538,120	23,603,210
Derivative investment asset	2,761,780	4,905,656
Investment in equity security	250,000	260,772
Investment in debt security, AFS, at fair value	569,996	494,608
Current assets held for sale	8,829,728	7,897,067
Total current assets	$29,448,673	$57,726,321

Property and equipment, net	$322,185,923	$137,477,735
Operating lease right of use asset	1,285,146	1,488,240
Intangible assets, net	6,807,130	9,913,441
Deposits on mining equipment	31,856,635	87,959,910
Other long-term asset	6,587,274	875,536
Goodwill	12,048,419	12,048,419
Long-term assets held for sale	839,624	9,983,519
Total assets	$411,058,824	$317,473,121

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$12,995,578	$6,982,517
Operating lease liability	323,951	256,195
Finance lease liability	274,222	403,410
Acquisition liability	—	300,000
Contingent consideration	—	820,802
Loans payable	5,359,904	—
Dividends payable	20,828	—
Current liabilities held for sale	1,011,811	1,300,098
Total current liabilities	$19,986,294	$10,063,022
Long-term liabilities
Operating lease liability, net of current portion	977,517	1,235,325
Finance lease liability, net of current portion	249,706	422,679
Loans payable, net of current portion	12,978,512	—
Long-term liabilities held for sale	—	35,629
Total liabilities	$34,192,029	$11,756,655

Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 41,300,241 and 37,395,945 shares issued and outstanding as of June 30, 2022 and September 30, 2021, respectively	41,299	37,394
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding as of June 30, 2022 and September 30, 2021, respectively	1,750	1,750
Additional paid-in capital	530,506,510	444,074,832
Accumulated other comprehensive income (loss)	69,996	(5,392)
Accumulated deficit	(153,752,760)	(138,392,118)
Total stockholders' equity	376,866,795	305,716,466

Total liabilities and stockholders' equity	$411,058,824	$317,473,121

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the three months ended		For the nine months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues, net
Digital currency mining revenue, net	$30,941,726	$8,649,440	$104,882,043	$16,098,643
Other services revenue	86,055	402,628	469,518	1,209,616
Total revenues, net	31,027,781	9,052,068	105,351,561	17,308,259

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	10,341,026	1,147,281	24,607,950	2,161,937
Professional fees	1,432,747	1,939,907	5,588,980	5,835,434
Payroll expenses	7,617,576	10,959,362	24,209,787	15,418,166
General and administrative expenses	2,113,414	1,194,340	6,708,440	2,938,543
(Gain) on disposal of assets	—	—	(642,691)	—
Other impairment expense (related to Digital Currency)	4,418,714	3,720,481	11,452,405	3,720,481
Realized (gain) loss on sale of digital currency	5,234,482	(36,438)	(2,026,427)	(672,065)
Depreciation and amortization	14,811,291	2,107,449	32,659,747	3,553,945
Total costs and expenses	45,969,250	21,032,382	102,558,191	32,956,441

Income (loss) from operations	(14,941,469)	(11,980,314)	2,793,370	(15,648,182)

Other income (expense)
Other income	—	1,414	308,038	542,235
Change in fair value of contingent consideration	—	—	345,791	—
Realized gain on sale of equity security	—	105,908	665	105,908
Unrealized gain (loss) on equity security	—	(170,586)	(1,847)	98,914
Unrealized gain (loss) on derivative security	(1,032,579)	(2,060,774)	(2,143,876)	5,319,361
Interest income	52,355	48,242	137,608	150,705
Interest expense	(314,383)	(18,885)	(374,959)	(46,299)
Total other income (expense)	(1,294,607)	(2,094,681)	(1,728,580)	6,170,824

Income (loss) before income tax (expense) or benefit	(16,236,076)	(14,074,995)	1,064,790	(9,477,358)
Income tax expense	—	—	—	—
Income (loss) from continuing operations	$(16,236,076)	$(14,074,995)	$1,064,790	$(9,477,358)

Discontinued operations
Loss from discontinued operations	$(13,104,147)	$(2,602,132)	$(16,089,993)	$(6,967,261)
Income tax (expense) or benefit	—	—	—	—
Loss on discontinued operations	$(13,104,147)	$(2,602,132)	$(16,089,993)	$(6,967,261)

Net loss	$(29,340,223)	$(16,677,127)	$(15,025,203)	$(16,444,619)

Preferred stock dividends	—	—	335,439	177,505

Net loss attributable to common shareholders	$(29,340,223)	$(16,677,127)	$(15,360,642)	$(16,622,124)

Other comprehensive income	28,796	—	75,388	—

Total comprehensive loss attributable to common shareholders	$(29,311,427)	$(16,677,127)	$(15,285,254)	$(16,622,124)

Income (loss) from continuing operations per common share - basic	$(0.39)	$(0.41)	$0.02	$(0.35)

Weighted average common shares outstanding - basic	41,277,090	34,014,221	41,010,826	27,355,111

Income (loss) from continuing operations per common share - diluted	$(0.39)	(0.41)	$0.02	(0.35)

Weighted average common shares outstanding - diluted	41,277,090	34,014,221	41,092,028	27,355,111

Loss on discontinued operations per common share - basic	$(0.32)	$(0.08)	$(0.39)	$(0.25)

Weighted average common shares outstanding - basic	41,277,090	34,014,221	41,010,826	27,355,111

Loss on discontinued operations per common share - diluted	$(0.32)	$(0.08)	$(0.39)	$(0.25)

Weighted average common shares outstanding - diluted	41,277,090	34,014,221	41,092,028	27,355,111

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

	Three months ended June 30,
	2022	2021
Revenues, net
Digital currency mining revenue, net	$30,941,726	$8,649,440
Other services revenue	86,055	402,628
Total revenues, net	$31,027,781	$9,052,068

Net loss	$(29,340,223)	$(16,677,127)
Adjustments:
Loss on discontinued operations	$13,104,147	$2,602,132
Other impairment expense (related to Digital Currency)	4,418,714	3,720,481
Depreciation and amortization	14,811,291	2,107,449
Stock based compensation	5,212,776	3,399,371
Other income	—	(1,414)
Change in fair value of contingent consideration	—	—
Realized loss (gain) on sale of digital currency	5,234,482	(36,438)
Realized gain on sale of equity security	—	(105,908)
Unrealized gain on equity security	—	170,586
Unrealized loss on derivative security	1,032,579	2,060,774
Interest income	(52,355)	(48,242)
Interest expense	314,383	18,885
One-time legal fees related to litigation	143,378	1,054,814
One-time legal fees related to financing & business development transactions	189,101	—
Severance expenses	102,117	—
Total Adjusted EBITDA	$15,170,390	$(1,734,637)

Three months ended March 31, 2022
Revenues, net
Digital currency mining revenue, net	$36,965,739
Other services revenue	233,494
Total revenues, net	$37,199,233

Net loss	$(170,735)
Adjustments:
Gain on discontinued operations	$(103,208)
Other impairment expense (related to Digital Currency)	811,345
Depreciation and amortization	11,377,734
Stock based compensation	6,553,984
Other income	(308,038)
Change in fair value of contingent consideration	(290,249)
Realized gain on sale of digital currency	2,733,882
Realized gain on sale of equity security	—
Unrealized loss on equity security	—
Unrealized gain on derivative security	1,410,146
Interest income	(51,782)
Interest expense	7,311
Gain on disposal of assets	(860,861)
One-time legal fees related to litigation	116,377
One-time legal fees related to financing & business development transactions	41,047
Severance expenses	288,588
Total Adjusted EBITDA	$21,555,541

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com